SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and

Exchange Act of 1934

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[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or

    Section 240.14a-12

CSB BANCORP, INC.

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CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

Annual Meeting of Shareholders

July 25, 2001

To the Shareholders of CSB Bancorp, Inc.:

Several weeks ago you received the Notice of Annual Meeting of Shareholders of CSB Bancorp, Inc. (the "Company" or "CSB") and the Proxy Statement of the Company dated June 25, 2001 related to that meeting. Since that time you have received a mailing from the Concerned CSB Shareholders for a Better Bank (the "Concerned Shareholders"). The Concerned Shareholders are soliciting your vote to elect Mr. Jeffrey A. Robb, Sr. to the Company's Board of Directors.

The Board of Directors of CSB asks you to

STOP!

DO NOT SIGN THE BLUE PROXY CARD SENT BY THE CONCERNED SHAREHOLDERS. PLEASE READ THIS LETTER BEFORE YOU DECIDE YOUR FINAL VOTE.

The Concerned Shareholders make statements that at best are judgmental and at worst are WRONG. The Concerned Shareholders want to change the makeup of the Board of Directors because, "the Board and management floundered." The Concerned Shareholders are wrong.

First, the Company has dramatically changed its management over the last 18 months. The president and executive vice president on whose watch many of the problem loans were originated and many of the other problems developed have departed the Bank. The board caused these changes to be made.

Mr. Jim Bess, the new President, has done an excellent job of strengthening the Company and responding effectively to regulatory concerns. Mr. Bess deserves an opportunity to continue to correct the problems of the Company free from the agenda of the Concerned Shareholders.

Second, SIXTY PERCENT, six out of ten, of the members of the Board of Directors of the Company are new since January, 2001. We have a board comprised of individuals with a wide array of business and banking expertise.

WHO ARE THE CONCERNED SHAREHOLDERS?

The Concerned Shareholders have proposed change for change's sake. No responsible solutions have been suggested or advocated to advance the future of CSB or the Bank.

Their candidate, Jeffrey Robb of Thornville, Ohio, has been active in the banking industry in the State of Ohio for many years and is undoubtedly knowledgeable about many aspects of banking. Mr. Robb's firm, however, specializes in bank mergers and acquisitions. We question whether the Concerned Shareholder's choice of Mr. Robb as a director is consistent with its proxy statement which states that the Concerned Shareholders want the Bank to "flourish as an independent bank." Furthermore, the Concerned Shareholder's proxy statement suggests that its candidate, Mr. Robb, may be endorsed by Mr. Waltman and Mr. Smith. This statement is not only incorrect but inappropriate. Any persons elected to serve as directors would be obligated, unless they resign from the board, to serve with all other duly elected directors.

THE HARD TRUTH

The Company and the Bank have had a difficult last twelve months. After making $13,225,023 from 1997 - 2000, the Bank experienced problems with certain loans that had been granted during the 1997 - 2000 period that have caused financial difficulty. During the 1997 through March 31, 2001 period, the Bank made provisions to the Allowance for Loan and Lease Losses totaling $8,991,561 including $6,440,464 in year 2000 and through March 31, 2001, and actual Charge-Offs totaling $4,093,524 including $2,695,833 in year 2000 and through March 31, 2001.

Following this trend, the Company may report a net loss for the six month period ended June 30, 2001. Of course, pending corrective action initiatives for certain troubled loans could allow the Company to dramatically increase its profitability.

The Company is confident that it is now being properly managed and that it is correcting past deficiencies. While certain problems caused by actions taken long ago may continue to hurt the Company, personnel and systems have been put in place that minimize, and hopefully eliminate, the possibility that problems of this type will occur in the future. For this reason and all the other reasons set forth above, the Company urges you to vote

FOR

JOHN R. WALTMAN

PHILIP W. SMITH, JR.

SAMUEL M. STEIMEL

If you have any questions regarding these materials or the Annual Meeting of Shareholders, please call Mr. Jim Bess at (330) 674-9015.

CUMULATIVE VOTING

Shareholders have the right to vote cumulatively in the election of directors. The Company has received notice as required by law that cumulative voting will be employed at the Annual Meeting of Shareholders. With cumulative voting, a shareholder may cast as many votes in the election of directors as the number of directors to be elected multiplied by the number of shares held. What this means is that you may cumulate all of your votes and vote for one director or two directors or allocate them among all three candidates. If you have any questions about cumulative voting, please call Mr. Jim Bess at (330) 674-9015.

IF YOU HAVE ALREADY VOTED THE BLUE PROXY CARD AND WISH TO CHANGE YOUR VOTE, PLEASE SIGN, DATE AND DELIVER THE ENCLOSED GREEN PROXY.

IF YOU HAVE ALREADY SIGNED, DATED AND DELIVERED THE GREEN PROXY AND NOT THE BLUE PROXY, NO FURTHER ACTION IS NECESSARY.

PROXY CARD

CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints F. Joanne Vincent, J. Thomas Lang and Daniel J. Miller, and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of CSB Bancorp, Inc. ("CSB") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said Company scheduled to be held on July 25, 2001 at 10:00 a.m. local time at 91 North Clay Street, Millersburg, Ohio 44654 or at any adjournments or recesses thereof.

Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the President, a Vice President or the Secretary of CSB not less than forty-eight hours before the time fixed for the meeting, and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. If any shareholder demands cumulative voting for the election of directors at the Meeting, this proxy gives the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed below

[ ] WITHHOLD AUTHORITY (except as marked to the contrary below)

Phillip W. Smith, Jr.

Samuel M. Steimel

John R. Waltman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________
(Signature of Shareholder)

______________________________
(Signature of Shareholder)

(Please sign exactly as your name appears hereon. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)

Dated: _______________, 2001